UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2022

Altair Engineering Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38263	38-2591828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1820 E. Big Beaver Road Troy, Michigan	48083
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (248) 614-2400

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock $0.0001 par value per share	ALTR	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 13, 2022, Altair Engineering Inc., a Delaware corporation (“Altair”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with RapidMiner Inc., a Delaware corporation (“RapidMiner”), Rambler Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Altair (“Merger Sub”), and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the representative, agent and attorney-in-fact of RapidMiner’s equity owners, pursuant to which Merger Sub will merge with and into RapidMiner, with RapidMiner surviving the merger and becoming a wholly-owned subsidiary of Altair (the “Merger”).

RapidMiner, headquartered in Boston, Massachusetts, has developed and markets an enterprise ready data analytics platform and machine learning software. RapidMiner offers a platform to develop production-scale data pipelines and machine learning models from a user’s desktop to on-premises servers to secure, multi-tenant cloud.

The aggregate merger consideration payable pursuant to the Merger Agreement is approximately $100 million in cash, subject to adjustments for the repayment of debt, the payment of RapidMiner’s transaction expenses and customary working capital arrangements. Pursuant to an escrow agreement to be entered into at closing, Altair will deposit $8 million in cash (the “Escrow Cash”), which will be available to indemnify Altair for certain losses it may incur as a result of breaches of the representations and warranties or covenants of RapidMiner contained in the Merger Agreement. Altair will also be able to recover from the Escrow Cash certain severance payments that may be made to former employees of RapidMiner after the closing.

The boards of directors of Altair and RapidMiner have approved the Merger Agreement, the Merger and the transactions contemplated thereby. In addition, RapidMiner has received and obtained the requisite stockholder approval for the transactions contemplated by the Merger Agreement.

RapidMiner has made customary representations and warranties and agreed to customary covenants in the Merger Agreement. RapidMiner has agreed that from the date of the Merger Agreement until the earlier of the closing date and the termination of the Merger Agreement in accordance with its terms, it will not initiate any negotiations with any party relating to certain alternative transactions that would compete with the transactions contemplated by the Merger Agreement or enter into any agreement with any third-party relating to any such transaction. The consummation of the Merger is subject to customary closing conditions. Altair expects the Merger to be consummated within the next 30 days. Altair does not expect the Merger to have a material impact on Altair’s revenues or earnings for fiscal 2022.

The representations, warranties, and covenants contained in the Merger Agreement have been made solely for the benefit of the parties thereto. In addition, such representations, warranties, and covenants (a) have been made only for purposes of the Merger Agreement, (b) are subject to certain materiality qualifications contained in the Merger Agreement which may differ from what may be viewed as material by investors, (c) were made only as of the date of the Merger Agreement or such other date as is specified in the Merger Agreement, and (d) have been included in the Merger Agreement for the purpose of allocating risk among the contracting parties rather than establishing matters as fact. Accordingly, the Merger Agreement is included with this filing only to provide investors with information regarding the terms of the Merger Agreement, and not to provide investors with any other factual information regarding the parties thereto or their respective businesses. Investors should not rely on the representations, warranties, and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in Altair’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Altair that is or will be contained in, or incorporated by reference into, Altair’s Proxy Statements, Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and other documents that Altair files with the U.S. Securities and Exchange Commission.

The foregoing summary of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed herewith as Exhibit 2.1.

Cautionary Statement Regarding Forward-Looking Statements

All statements in this report other than statements of historical facts are “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, Altair’s future expectations, plans, and prospects. These forward-looking statements are made as of the date of this release and are based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as “expect,” “anticipate,” “should,” “believe,” “hope,” “target,” “project,” “goals,” “estimate,” “potential,” “predict,” “may,” “will,” “might,” “could,” “intend,” variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Altair’s control. Altair’s actual results could differ materially from those stated or implied in Altair’s forward-looking statements due to a number of factors, including but not limited to, risks related to the closing of the Merger, the risks detailed in Altair’s quarterly and annual reports filed with the Securities and Exchange Commission as well as other documents that may be filed by Altair from time to time with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results. The forward-looking statements included in this report represent Altair’s views as of the date of this report. Altair anticipates that subsequent events and developments will cause its views to change. Altair undertakes no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. These forward-looking statements should not be relied upon as representing Altair’s views as of any date subsequent to the date of this report.

Item 9.01	Financial Statement and Exhibits.

(d) Exhibits:

2.1*	Agreement and Plan of Merger, dated as of September 13, 2022, by and among the Registrant, RapidMiner, Inc., Rambler Merger Sub Inc., and the stockholder representative named therein

104	Cover Page Interactive Date File (embedded within the Inline XRBL document)

*

Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTAIR ENGINEERING INC.

Dated: September 13, 2022	By:	/s/ Matthew Brown
	Name:	Matthew Brown
	Title:	Chief Financial Officer